Hotchkis & Wiley Funds

Supplement dated May 13, 2020 to the Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated August 29, 2019, as supplemented April 30, 2020

Hotchkis & Wiley Capital Income Fund
Class I (HWIIX)
Class A (HWIAX)
Class C (not currently offered)
Class Z (not currently offered)

We are pleased to announce that on May 12, 2020, the Board of Trustees (the “Board”) of Hotchkis & Wiley Funds (the “Trust”) approved: (1) a plan of reorganization pursuant to which the Hotchkis & Wiley Capital Income Fund (the “Capital Income Fund”) will be reorganized into the Hotchkis & Wiley High Yield Fund (the “High Yield Fund”) (each, a “Fund,” and together, the “Funds”) (the “Reorganization”); and (2) the subsequent liquidation and dissolution of the Capital Income Fund, on or about June 26, 2020. The Reorganization, which is expected to be tax free to the shareholders of the Capital Income Fund and is subject to customary closing conditions, will be effected by transferring of all of the assets and liabilities of the Capital Income Fund to the High Yield Fund in exchange for shares of the High Yield Fund, with the shares being distributed pro rata by the Capital Income Fund to its shareholders. The Capital Income Fund will then be liquidated and dissolved. Shareholders of the Capital Income Fund will not pay any sales load, commission, or other similar fee in connection with the High Yield Fund shares received in the Reorganization. The Reorganization is expected to occur on or about June 26, 2020. In accordance with applicable regulatory guidance, shareholder approval is not required for the Reorganization, and shareholders are not being asked to approve the Reorganization.

The Capital Income Fund’s portfolio managers will continue to manage the Capital Income Fund in the ordinary course through June 26, 2020. The portfolio managers for the Capital Income Fund are Mark Hudoff, Patrick Meegan, and Noah Mayer. Mr. Hudoff and Mr. Meegan also serve as portfolio managers for the High Yield Fund. In addition to Mr. Hudoff and Mr. Meegan, Ray Kennedy and Richard Mak also serve as portfolio managers for the High Yield Fund.

The investment objective of the Capital Income Fund is to seek high current income and long-term growth of income, as well as capital appreciation. The investment objective of the High Yield Fund is to seek high current income combined with the opportunity for capital appreciation to maximize total return. The Funds’ principal investment strategies, risks, and policies are similar.

Existing shareholders may redeem or exchange shares of the Capital Income Fund in the ordinary course until the last business day of the closing of the Reorganization, June 26, 2020. The Capital Income Fund will be closed to purchases as of the close of business on June 19, 2020. The Funds will file an information statement and prospectus as part of a Registration Statement on Form N-14 with the Securities and Exchange Commission (“SEC”) in connection with the Reorganization. The information statement and prospectus will be sent to shareholders of the Capital Income Fund.

Shareholders are urged to read the information statement and prospectus because it will contain important information about the Reorganization, including the Board’s reasons for approving the Reorganization and a comparison of the Funds’ fees and expenses, principal investment strategies, risks, policies, and other matters. Once filed, the information statement and prospectus will be available, free of charge, on the SEC’s website at http://www.sec.gov. Once mailed to shareholders of the Capital Income Fund, the information statement and prospectus will be available, free of charge, on the Funds’ website at https://www.hwcm.com/mutual-funds/.

PLEASE RETAIN THIS NOTICE FOR FUTURE REFERENCE